UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

Old Holdco, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Pyxus International, Inc.

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	(1)	(1)

(1)

On June 30, 2020, the New York Stock Exchange filed a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission with respect to the registrant’s common stock (no par value) which became effective to strike the registrant’s common stock from listing on the New York Stock Exchange 10 days thereafter and will become effective to withdraw the registrant’s common stock from registration under Section 12(b) of the Act 90 days thereafter (or such shorter period as the Securities and Exchange Commission may determine).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, the registrant, Old Holdco, Inc. (formerly known as Pyxus International, Inc.) (“Old Holdco”) and its subsidiaries Alliance One International, LLC, Alliance One North America, LLC, Alliance One Specialty Products, LLC and GSP Properties, LLC (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization to effectuate a financial restructuring of the Debtors’ debt.

On August 21, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to the Bankruptcy Code, which approved and confirmed the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Pyxus International, Inc. and Its Affiliated Debtors (as supplemented and amended, the “Plan”).

On August 24, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms, and the Debtors emerged from the Chapter 11 Cases. Any capitalized terms not defined in this Current Report on Form 8-K have the meanings assigned to them in the Plan.

Item 1.02	Termination of a Material Definitive Agreement

Equity Interests

On the Effective Date, by operation of the Plan, all agreements, instruments and other documents evidencing, relating to or connected with any equity interests of Old Holdco, including Old Holdco’s common stock, no par value, issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged and of no force or effect.

Debt Instruments

On the Effective Date, by operation of the Plan, all outstanding obligations under each of the following debt instruments were cancelled, and the applicable agreements governing such obligations were terminated:

•

the ABL Credit Agreement dated as of October 14, 2016 by and among, amongst others, Old Holdco (formerly known as Alliance One International, Inc.), certain lenders party thereto, Wells Fargo Bank, National Association, as syndication agent, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent;

•

the Indenture dated as of October 14, 2016 among Old Holdco (formerly known as Alliance One International, Inc.), Alliance One Specialty Products, LLC, as initial guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, collateral agent, registrar and paying agent, relating to the First Lien Notes; and

•

the Indenture dated as of August 1, 2013 among Old Holdco (formerly known as Alliance One International, Inc.), Wilmington Trust, National Association, as trustee, collateral trustee, registrar and paying agent (as successor to Law Debenture Trust Company of New York, as trustee and as collateral trustee, and Deutsche Bank Trust Company Americas, as registrar and paying agent), relating to the Second Lien Notes.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

Pursuant to the Confirmation Order, on the Effective Date, the officers of Old Holdco became authorized to take all appropriate and necessary actions to dissolve, wind up, or merge out of existence Old Holdco. Pursuant to the Plan and the Confirmation Order, the business assets and operations of Old Holdco were vested in a new Virginia corporation, Pyxus Holdings, Inc., an indirect subsidiary of an additional Virginia corporation (“New Pyxus”) which has been renamed Pyxus International, Inc. upon completion of such transfer of assets and operations. Under the Plan, all suppliers, vendors, employees, trade partners, foreign lenders and landlords will be unimpaired by the Plan and will be satisfied in full in the ordinary course of business, and Old Holdco’s prior trade and customer contracts and terms will be maintained. New Pyxus will continue to operate its business in the ordinary course.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Confirmation Order provides that on the Effective Date, each member of the board of directors of Old Holdco, other than J. Pieter Sikkel, shall be removed and shall be deemed to have resigned. Accordingly, on the Effective Date, and by virtue of the Confirmation Order, each of the following ceased to be directors of Old Holdco and are deemed to have resigned: Jeffrey A. Eckmann, Joyce L. Fitzpatrick, C. Richard Green, Jr., Donna H. Grier, Nigel G. Howard, Mark W. Kehaya, John D. Rice, Nathan A. Richardson and Martin R. Wade III.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Confirmation Order, on the Effective Date Old Holdco amended its amended and restated articles of incorporation (the “Articles”) to change its name to “Old Holdco, Inc.” and to include a provision, required under the Confirmation Order, to prohibit the issuance of nonvoting equity securities (as such term is defined in Section 101(16) of the Bankruptcy Code) to the extent prohibited by Section 1123(a)(6) of the Bankruptcy Code for so long as such Section 1123(a)(6) is in effect and applicable to Old Holdco.

The foregoing description of the Articles is qualified in its entirety by the full text of the Articles, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1 Amended and Restated Articles of Incorporation of Old Holdco, Inc. incorporated by reference to Exhibit 3.01 to the registrant’s Annual Report on Form 10-K, filed August 24, 2020 (File No. 001-13684)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2020

OLD HOLDCO, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal Officer and Secretary